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                                                                   EXHIBIT 10.22


                                                                HUNT, WILLIAM O.


                           MOBILITY ELECTRONICS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT



         This Non-Qualified Stock Option Agreement (the "Agreement"), dated as of December 8, 1999, is entered into by and between Mobility Electronics, Inc., a Delaware corporation (the "Company"), and William O. Hunt, a consultant of the Company (the "Optionee"). In consideration of the mutual promises and covenants made herein, the parties hereby agree as follows:

         1. GRANT OF OPTION. Under the terms and conditions of the Company's Amended and Restated 1996 Long Term Incentive Plan (the "Plan") and pursuant to the resolutions of the Board of Directors of the Company, dated as of December 8, 1999, the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of 70,000 shares of the Company's Common Stock, par value $.01 per share, at a price of $2.00 per share. The Option is granted as of the date first above written (the "Date of Grant").

         2. CHARACTER OF OPTION. The Option is not an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         3. TERM. The Option will expire on the fourth anniversary of the Date of Grant.

         4. VESTING. Subject to the provisions of Section 6(b) of the Plan, the Option may be exercised on the following schedule: (i) 2,800 shares shall be immediately exercisable; and (ii) 2,800 additional shares shall be exercisable upon the 8th day of each month, commencing on January 8, 2000; provided, however, that: (a) this Option shall vest in full upon (1) the consolidation or merger of the Company with or into another corporation or business entity pursuant to which immediately following such merger or consolidation, the Company's stockholders fail to hold at least a majority of the voting stock of the surviving entity, (2) the sale or other transfer in an single transaction or a series of related transactions of all or substantially all of the assets of the Company, except to a subsidiary of the Company or (3) the consummation by the Company of a Public Offering (which shall mean a public offering of securities of the Company pursuant to a registration statement filed under the Securities Act of 1933, as amended (other than on Form S-4 or Form S-8, or their successor forms)) or (b) upon termination of that certain Consulting Agreement, of even date herewith, by and between the Company and Optionee, this Option shall cease to vest, and the unvested portion of this Option shall be deemed to be terminated and of no further force or effect.

         5. PROCEDURE FOR EXERCISE. Exercise of the Option or a portion thereof shall be effected by the giving of written notice to the Company and payment of the purchase price prescribed in Section 1 above for the shares to be acquired pursuant to the exercise.


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         6. PAYMENT OF PURCHASE PRICE. Payment of the purchase price for any shares purchased pursuant to the Option shall be in cash, unless otherwise agreed to in writing by the Compensation Committee of the Board of Directors of the Company.

         7. TRANSFER OF OPTIONS. The Option may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee, may be exercised only by the Optionee or by the Optionee's legally authorized representative.

         8. ACCEPTANCE OF THE PLAN. The Option is granted subject to all of the applicable terms and provisions of the Plan, and such terms and provisions are incorporated by reference herein. The Optionee hereby accepts and agrees to be bound by all the terms and conditions of the Plan.

         9. AMENDMENT. This Agreement may be amended by an instrument in writing signed by both the Company and the Optionee.

         10. MISCELLANEOUS. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware and will be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian or other legal representative of the Optionee.


         Executed as of the date first above written.

                                             MOBILITY ELECTRONICS, INC.


                                             By: /s/ CHARLES R. MOLLO
                                                --------------------------------
                                                Charles R. Mollo,
                                                Chief Executive Officer

                                             /s/ WILLIAM O. HUNT
                                             -----------------------------------
                                             William O. Hunt


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                                             Social Security Number of Optionee